Exhibit 21.1
SUBSIDIARIES OF YUM! BRANDS, INC.
AS OF DECEMBER 31, 2011

State or Country of
Name of Subsidiary	Incorporation

ABR Insurance Company	Vermont
A.C.N. 002 543 286 Pty. Ltd.	Australia
A.C.N. 002 812 151 Pty. Ltd.	Australia
A.C.N. 003 007 690 Pty. Ltd.	Australia
A.C.N. 003 190 163 Pty. Ltd.	Australia
A.C.N. 003 190 172 Pty. Ltd.	Australia
A.C.N. 003 273 854 Pty. Ltd	Australia
A.C.N. 004 240 046 Pty. Ltd.	Australia
A.C.N. 005 041 547 Pty. Ltd.	Australia
A.C.N. 009 064 706 Pty. Ltd.	Australia
A.C.N.010 355 772 Pty. Ltd.	Australia
A.C.N. 054 055 917 Pty. Ltd.	Australia
A.C.N. 084 994 374 Pty. Ltd.	Australia
A.C.N. 085 239 961 Pty. Ltd. (SA1)	Australia
A.C.N. 085 239 998 Pty. Ltd. (SA2)	Australia
A.C.N. 103 640 393 Pty. Ltd.	Australia
Ashton Fried Chicken Pty. Ltd.	Australia
Baotou Little Sheep Jingchen Catering Co.,Ltd	China
Baotou Little Sheep Mutton Co., Ltd	China
Baotou Little Sheep Shenhua Catering Company Limited	China
Baotou Yangwang Farming Company Limited	China
Bazhou Jianxin Little Sheep Catering Co, Ltd.	China
Bazhou Little Sheep Catering Co, Ltd.	China
Beijing KFC Co., Ltd.	China
Beijing Pizza Hut Co., Ltd.	China
Beijing Yizhuang Little Sheep Catering Co., Ltd.	China
Beijing Zhichun Road Little Sheep Catering Co., Ltd.	China
BengBu NanShan Little Sheep Catering Co., Ltd	China
Binzhou Little Sheep Catering Co., Ltd	China
Changsha Fuwang Catering Management Co.,Ltd	China
Changsha KFC Co., Ltd.	China
ChangSha Little Sheep Catering Administration Co., Ltd	China

State or Country of
Name of Subsidiary	Incorporation

Changsha Yongao Catering Co. Ltd.	China
Chengdu Little Sheep Catering Company Limited	China
China XiaoFeiYang Catering Chain Co., Ltd.	British Virgin Islands
Chongqing KFC Co., Ltd.	China
Cyprus Caramel Restaurants Limited	Cyprus
Dalian KFC Co., Ltd.	China
Dezhou Little Sheep Catering Co., Ltd.	China
Dongguan Humen Little Sheep Catering Co. Ltd.	China
Dongguan KFC Co., Ltd.	China
Finger Lickin' Chicken Limited	United Kingdom
Foshan Little Sheep Catering Co., Ltd	China
Foshan Mengjie Catering Company Limited	China
Fuzhou Cangshan Little Sheep Catering Co.,Ltd.	China
Fuzhou Fuxing Little Sheep Catering Company Limited	China
Fuzhou Gulou Hualin Little Sheep Catering Co.,Ltd.	China
Fuzhou Gulou Little Sheep Catering Company Limited	China
Fuzhou Taijiang Little Sheep Catering Co.,Ltd.	China
Gansu Hongfu Little Sheep Catering Management Company Limited	China
Gansu Hongxi Little Sheep Catering Co., Ltd.	China
Gansu Hongxiang Little Sheep Catering Co.,Ltd.	China
GanSu Little Sheep Catering Co., Ltd	China
GCTB, Inc.	Florida
Gloucester Properties Pty. Ltd.	Australia
Guangzhou Hajie Catering Co.,Ltd	China
Guangzhou Little Sheep Corporation Consulting Management Co.,Ltd.	China
Guangzhou Little Sheep Trading Company Limited	China
Guangzhou Yingfeng Yijing Catering Co.,Ltd.	China
Guangzhou Yuansheng Catering Co.,Ltd	China
Hangzhou KFC Co., Ltd.	China
Hangzhou YongAo Catering Co. Ltd.	China
Hohhot Little Sheep Catering Co.,Ltd	China
Huan Sheng Advertisng (Shanghai) Company	China
Huizhou Yanfu Catering Management Co.,Ltd	China
Hulun Buir Little Sheep Xiqi Mutton Co., Ltd.	China
Inner Mongolia Little Sheep Catering Chain Company Limited	China
Inner Mongolia Little Sheep Food Company Limited	China

State or Country of
Name of Subsidiary	Incorporation

Inner Mongolia Little Sheep Seasoning Company Limited	China
Inventure Restaurantes Ltda.	Brazil
Jiangmen Pengjiang Little Sheep Catering Co.,Ltd	China
Jiaozuo Little Sheep Catering Co., Ltd.	China
Jinan Zhaofei Little Sheep Catering Co.,Ltd	China
Jinjiang Little Sheep Catering Co., Ltd	China
Kentucky Fried Chicken (Germany) Restaurant Holdings GmbH	Germany
Kentucky Fried Chicken (Great Britain) Limited	United Kingdom
Kentucky Fried Chicken (Great Britain) Services Limited	United Kingdom
Kentucky Fried Chicken de Mexico, S. de R.L. de C.V.	Mexico
Kentucky Fried Chicken Global B.V.	Netherlands
Kentucky Fried Chicken International Holdings, Inc.	Delaware
Kentucky Fried Chicken Pty. Ltd.	Australia
KFC Advertising, Ltd.	United Kingdom
KFC Chamnord SAS	France
KFC Corporation	Delaware
KFC France Societe Par Actions Simplifiee	France
KFC Holding Co.	Delaware
KFC Holding Societe Par Actions Simplifee	France
KFC Holdings B.V.	Netherlands
KFC NEWCO SAS	France
KFC Restaurants Spain S.L.	Spain
KFC Western Europe SAS	France
KFC U.S. Properties, Inc.	Delaware
KRE Holdings, LLC	Delaware
Kunming Jinding Catering Co., Ltd	China
Kunming KFC Co., Ltd.	China
Lanzhou KFC Co., Ltd.	China
Little Sheep Catering Company Limited, Yongding Road, Beijing City	China
Little Sheep Group Limited	Cayman Islands
Little Sheep Hong Kong Company Limited	Hong Kong
Little Sheep Hong Kong Holdings Company Limited	Hong Kong
Little Sheep Macau - Restaurant Chain of Stores Limited	Macau
Little Sheep MongKok Company Limited	Hong Kong
Little Sheep Tsim Sha Tsui Company Limited	Hong Kong
Little Sheep Tsuen Wan Company Limited	Hong Kong

State or Country of
Name of Subsidiary	Incorporation

Little Sheep Yuenlang Co.,Ltd	China
Liuzhou Gubu Little Sheep Catering Co., Ltd.	China
LiuZhou Little Sheep Catering Co., Ltd	China
Multibranding Pty. Ltd.	Australia
Nanchang KFC Co., Ltd.	China
Nanchang Taoyuan Little Sheep Catering Management Co, Ltd.	China
Nanjing Huixing Little Sheep Catering Co.,Ltd.	China
Nanjing KFC Co., Ltd.	China
Nanjing Lucheng Little Sheep Catering Business Management Co. Ltd.	China
Nanjing Mengle Little Sheep Catering Company Limited	China
Nanjing MengYuan Little Sheep Catering Co., Ltd	China
Nanjing Runmeng Little Sheep Catering Company Limited	China
NanJing XingMeng Little Sheep Catering Co., Ltd	China
Nanning KFC Co., Ltd.	China
Nanning Little Sheep Catering Chain Company Limited	China
Nanning Ruyun Catering Co., Ltd.	China
Newcastle Fried Chicken Pty. Ltd.	Australia
Ningbo Haishu Little Sheep Catering Co., Ltd.	China
NingBo JiangDong ShuGuang Little Sheep Catering Co., Ltd	China
Ningbo Little Sheep Catering Company Limited	China
Norfolk Fast Foods Limited	United Kingdom
Northside Fried Chicken Pty Limited	Australia
Novo BL SAS	France
Novo Re IMMO SAS	France
Operadora Tlaxcor, S. de R.L. de C.V.	Mexico
PCNZ Limited	Mauritius
PHP de Mexico Inmobiliaria, S. de R.L. de C.V.	Mexico
Pizza Hut (UK) Limited	United Kingdom
Pizza Hut Australia Pty Limited f/k/a ACN 054 121 416 Pty. Ltd.	Australia
Pizza Hut Del Distrito, S. de R.L. de C.V.	Mexico
Pizza Hut FSR Advertising Limited	United Kingdom
Pizza Hut HSR Advertising Limited	United Kingdom
Pizza Hut International, LLC	Delaware
Pizza Hut Korea Limited f/k/a Pizza Hut Korea Co., Ltd.	Korea, Republic of
Pizza Hut Mexicana, S de RL de CV	Mexico
Pizza Hut of America, Inc.	Delaware

State or Country of
Name of Subsidiary	Incorporation

Pizza Hut, Inc.	California
Qianan Fenghui Little Sheep Catering Co.,Ltd.	China
Qingdao KFC Co., Ltd.	China
Qinghe Little Sheep Catering Co.. Ltd.	China
Qinhuangdao Chenxin Little Sheep Catering Co., Ltd.	China
Qinhuangdao Ruikai Little Sheep Catering Co.,Ltd	China
Restaurant Holdings (UK) Limited	United Kingdom
Restaurant Holdings Limited	United Kingdom
SEPSA S.N.C.	France
Shandong Little Sheep Hotel Management Company Limited	China
Shanghai Changning Little Sheep Catering Company Limited	China
Shanghai ChengShan Little Sheep Catering Co, Ltd	China
Shanghai Fengnan Little Sheep Catering Co.,Ltd	China
Shanghai Gumei Little Sheep Catering Co.,Ltd	China
Shanghai Huijin Little Sheep Catering Co.,Ltd	China
Shanghai Jingan Little Sheep Catering Management Company Limited	China
Shanghai KFC Co., Ltd.	China
Shanghai Little Sheep Catering Co., Ltd.	China
Shanghai Little Sheep Catering Company Limited	China
Shanghai Lujiabang Little Sheep Catering Company Limited	China
Shanghai Luyuan Little Sheep Catering Company Limited	China
Shanghai Pengpu Little Sheep Catering Company Limited	China
Shanghai Pizza Hut Co., Ltd.	China
Shanghai Pudong Little Sheep Catering Company Limited	China
Shanghai Putuo Little Sheep Catering Company Limited	China
Shanghai Qibao Little Sheep Catering Company Limited	China
Shanghai Qingpu Little Sheep Catering Management Company Limited	China
ShangHai WangYuan Little Sheep Catering Co., Ltd	China
Shanghai Yangpu Little Sheep Catering Company Limited	China
Shanghai Zhenhua Little Sheep Catering Co.,Ltd	China
Shantou KFC Co., Ltd.	China
ShenYang LianShuo Little Sheep Catering Co., Ltd	China
ShenYang MengXing Little Sheep Catering Co., Ltd	China
Shenyang Minsheng Little Sheep Catering Company Limited	China
Shenyang Wangda Little Sheep Catering Co., Ltd.	China
Shenyang Xiangjiang Little Sheep Catering Company Limited	China

State or Country of
Name of Subsidiary	Incorporation

ShenYang YongAo Little Sheep Catering Co., Ltd	China
Shenzhen Little Sheep Catering Chain Company Limited	China
Shenzhen Little Sheep Enterprise Company Limited	China
Shenzhen Meimeiyang Catering Management Co.,Ltd	China
Shenzhen Tianjiao Catering Co., Ltd.	China
Shenzhen Xintu Catering Co., Ltd.	China
Shenzheng Huacai Catering Co., Ltd.	China
ShiShi Little Sheep Catering Co., Ltd	China
Soc. Maintenance Des 2 Roues SAS	France
Societe Civile Immobiliere Duranton a/k/a SCI Duranton	France
Southern Fast Foods Limited (f/k/a Milne Fast Foods Limited)	United Kingdom
Stealth Investments Sarl	Luxembourg
Suffolk Fast Foods Limited	United Kingdom
Sunhill Holdings Sarl	Luxembourg
Suzhou KFC Co., Ltd.	China
Taco Bell Corp	California
Taco Bell of America, LLC	Delaware
TaiYuan KFC Co., Ltd.	China
Tanghai Huanyu Little Sheep Catering Co.,Ltd.	China
Tangshan Little Sheep Catering Co., Ltd.	China
THC I Limited	Malta
THC II Limited	Malta
THC III Limited	Malta
THC IV Limited	Malta
THC V Limited	Malta
Tianjin Fanyang Little Sheep Catering Co., Ltd.	China
Tianjin Fuan Little Sheep Catering Co., Ltd.	China
Tianjin KFC Co., Ltd.	China
Tianshui Little Sheep Catering Company Limited	China
Tricon Global Restaurants, Inc.	North Carolina
Valleythorn Limited	United Kingdom
Wandle Investments Ltd.	Hong Kong
Wenan Little Sheep Catering Co., Ltd.	China
West End Restaurants (Holdings) Limited	United Kingdom
West End Restaurants (Investments) Limited	United Kingdom
West End Restaurants Limited	United Kingdom

State or Country of
Name of Subsidiary	Incorporation

Wuhan Mengwang Catering Co.,Ltd	China
WuHan MengXiang Little Sheep Catering Co., Ltd	China
WuHan YongAo Little Sheep Catering Co., Ltd	China
Wuxi KFC Co., Ltd.	China
Xiamen KFC Co., Ltd.	China
Xiamen Lianqian Little Sheep Catering Co.,Ltd	China
Xiamen Shixin Little Sheep Catering Co.,Ltd.	China
Xian Hepingmen Little Sheep Catering Co.,Ltd	China
Xian Hezong Little Sheep Catering Co., Ltd.	China
Xianghe Little Sheep Catering Service Co.,Ltd	China
Xilinhot Xihua Farming Development Company Limited	China
XiNing Little Sheep Catering Co., Ltd	China
Xinjiang KFC Co., Ltd.	China
Xinxiang Hongqi Heping Little Sheep Catering Co.,Ltd	China
Y.C.H. S.a.r.l.	Luxembourg
YA Company One Pty. Ltd.	Australia
YB Operadora, S. de R.L. de C.V.	Mexico
YGR America, LLC	Delaware
YGR International Limited	United Kingdom
YIF US, LLC	Delaware
Yinchuan Little Sheep Catering Company Limited	China
YRI Europe S.a.r.l.	Luxembourg
YRI Global Liquidity S.a.r.l.	Luxembourg
YRI Hong Kong II Limited	Hong Kong
YRI Hong Kong IV Limited	Hong Kong
YRI Investment Company S.a.r.l.	Luxembourg
Yum Restaurants Espana, S.L.	Spain
Yum Restaurants International (Proprietary) Limited	South Africa
Yum Restaurants Services Group, Inc.	Delaware
Yum! ll (UK) Limited	United Kingdom
Yum! lll (UK) Limited	United Kingdom
Yum! Asia Franchise Pte Ltd	Singapore
Yum! Asia Holdings Pte. Ltd.	Singapore
Yum! Australia Equipment Pty. Ltd.	Australia
Yum! Australia Holdings I LLC	Delaware
Yum! Australia Holdings II LLC	Delaware

State or Country of
Name of Subsidiary	Incorporation

Yum! Australia Holdings III LLC	Delaware
Yum! Australia Holdings Limited	Cayman Islands
Yum! Brands Canada Management Holding Company	Nova Scotia
Yum! Brands Canada Management LP	Canada
Yum! Brands Mexico Holdings II LLC	Delaware
Yum! Food (Hangzhou) Co., Ltd.	China
Yum! Food (Shanghai) Co., Ltd.	China
Yum! Franchise de Mexico, S. de R.L.	Mexico
Yum! Franchise I LP	Canada
Yum! Franchise II LLP	United Kingdom
Yum! Franchise III	Australia
Yum! Global Investments I B.V.	Netherlands
Yum! Global Investments II B.V.	Netherlands
Yum! Global Investments III, LLC	Delaware
Yum! Holdings UK Limited	United Kingdom
Yum! International Finance Company S.a.r.l.	Luxembourg
Yum! International Participations S.a.r.l.	Luxembourg
Yum! Luxembourg Investments S.a.r.l.	Luxembourg
Yum! Mexico, S. De. R. L. de CV	Mexico
Yum! Realty Holdings, Inc.	Canada
Yum! Restaurant Holdings	United Kingdom
Yum! Restaurant Holdings (Great Britain) Limited	United Kingdom
Yum! Restaurantes do Brasil Ltda.	Brazil
Yum! Restaurants (Canada) Company	Canada
Yum! Restaurants (Chengdu) Co., Ltd.	China
Yum! Restaurants (China) Investment Co., Ltd.	China
Yum! Restaurants (Fuzhou) Co., Ltd.	China
Yum! Restaurants (Guangdong) Co., Ltd.	China
Yum! Restaurants (Hong Kong) Ltd.	Hong Kong
Yum! Restaurants (India) Private Limited	India
Yum! Restaurants (NZ) Ltd.	New Zealand
Yum! Restaurants (Shenyang) Co., Ltd.	China
Yum! Restaurants (Shenzhen) Co., Ltd.	China
Yum! Restaurants (UK) Limited	United Kingdom
Yum! Restaurants (Wuhan) Co., Ltd.	China
Yum! Restaurants (Xian) Co., Ltd.	China

State or Country of
Name of Subsidiary	Incorporation

Yum! Restaurants Asia Private Ltd.	Singapore
Yum! Restaurants Australia Pty Limited	Australia
Yum! Restaurants Australia Services Pty Ltd	Australia
Yum! Restaurants China Holdings Limited	Hong Kong
Yum! Restaurants Consulting (Shanghai) Co., Ltd.	China
Yum! Restaurants Europe Limited	United Kingdom
Yum! Restaurants Germany GmbH	Germany
Yum! Restaurants Holding, S. de R.L. de C.V.	Mexico
Yum! Restaurants International (Canada) Company	Canada
Yum! Restaurants International (MENAPAK) SPCLL	Bahrain
Yum! Restaurants International (Thailand) Co., Ltd.	Thailand
Yum! Restaurants International Holdings, Ltd.	Delaware
Yum! Restaurants International Limited	United Kingdom
Yum! Restaurants International Ltd. & Co. Kommanditgesellschaft	Germany
Yum! Restaurants International Management S.a.r.l.	Luxembourg
Yum! Restaurants International Russia and CIS LLC	Russian Federation
Yum! Restaurants International Russia LLC	Russia Federation
Yum! Restaurants International S.a.r.l.	Luxembourg
Yum! Restaurants International Switzerland S.a.r.l.	Switzerland
Yum! Restaurants International, Inc.	Delaware
Yum! Restaurants International, S de RL de CV	Mexico
Yum! Restaurants Limited	United Kingdom
Yum! Restaurants Marketing Private Limited	India
Yum! Restaurants New Zealand Services Pty. Ltd	Australia
Yum! Restaurants Spolka Z Ograniczona Odpowiedziainoscia	Poland
Yum! Restaurants, S de RL de CV	Mexico
Yumsop Pty Limited	Australia
Yuyao Little Sheep Catering Company Limited	China
Zhengzhou Hezong Little Sheep Catering Co., Ltd.	China
Zhengzhou Hongzhuan Little Sheep Catering Co.,Ltd	China
Zhengzhou KFC Co., Ltd.	China
Zhongshan Little Sheep Catering Co.,Ltd	China